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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   August 16, 2005
                                                  ---------------------


                             ACCESSPOINT CORPORATION
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             (Exact name of registrant as specified in its charter)


           Nevada                      000-29217               95-4721385
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   (State or jurisdiction of          (Commission          (I.R.S. Employer
 incorporation or organization)       File Number)       Identification Number)


3003 S. Valley View Blvd., Suite 190, Las Vegas, NV              89102
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:   (702) 809-0206
                                                    ------------------


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

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ITEM 7.01   REGULATION FD DISCLOSURE

See Item 8.01 below.


ITEM 8.01   OTHER EVENTS

Accesspoint announced today that Mr. Michael Savage has resigned from the positions of President, Chief Financial Officer and Chief Executive Officer, and as a Director of the Board. Mr. Savage stated to the Board that it was time for the Company to reinvent itself under new management.

Mr. William Lindberg was elected to serve as President, Chief Financial Officer and Chief Executive Officer of Accesspoint.

Miss Andrea Salazar was elected to serve as director of Accesspoint.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

         Exhibit No.    Description
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            99.1        Resignation letter dated August 16, 2005 From Michael
                        Savage.
            99.2        Acceptance of Appointment as officer and director dated
                        August 15, 2005 from William Lindberg.
            99.3        Acceptance of Appointment as officer dated August 15,
                        2005 from Andrea Salazar
            99.4        Action by unanimous consent in writing of the Board of
                        directors dated August 15, 2005



                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(b) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          Accesspoint Corporation


Dated:  August 16, 2005               By: /s/ Michael Savage
                                          --------------------------------------
                                          Michael Savage
                                          President, Chief Financial Officer and
                                          Chief Executive Officer